                                    SELIGMAN
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                                [photo of flag]

                                    SELIGMAN
                                      U.S.
                                   GOVERNMENT
                                   SECURITIES
                                     SERIES

-------------------------------------------------------------------------------

                         Seeking High Current Income By
                      Investing In US Government Securities

                         JUNE 30, 1997 * MID-YEAR REPORT

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To the Shareholders

   Seligman U.S. Government Securities Series continued to provide a solid yield in the first six months of the year. Information on the Fund's results for the first half of 1997 appears on page 3.

   Thus far, 1997 has shown great promise for the domestic economy, leading to improved performance in the fixed-income markets. Instead of increasing inflation, the growing economy actually generated lower producer prices for six consecutive months. Low unemployment and high consumer confidence levels continued, while consumer spending was relatively restrained. Moreover, economic growth and the ensuing increases in corporate revenues resulted in increased tax receipts, improving national, state, and municipal budgets.

   After the uncertainties of the first quarter, when the inflationary outlook was unclear, bond market participants became optimistic in the second quarter as the low interest rate environment persisted. The Federal Reserve Board's decision to leave the federal funds rate unchanged in May, after an initial 25 basis point increase in March, tamed remaining fears of inflation and supported a rally in the bond markets, with bond prices rising and yields falling. The yield on the benchmark 30-year US Treasury bond fell slightly to 6.78% on June 30, from a high of 7.17% on April 14.

   The long-term outlook for the US economy and bond market remains positive. We expect the fixed-income market's rally to continue unless there is a significant change in the economic forecast due either to increased inflationary pressures or a surge in economic growth, as either event may prompt a Fed tightening of short-term interest rates.

   We are pleased to introduce your redesigned Shareholder Report. This change is part of a corporate effort to enhance the overall clarity and quality of all communications to our Shareholders. We hope you find the additional information contained herein helpful.

   We thank you for your continued support of Seligman U.S. Government Securities Series, and look forward to serving your investment needs in the many years to come.

   A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.

By order of the Trustees,





/s/ William C. Morris
William C. Morris
Chairman


                                              /s/ Brian T. Zino
                                              Brian T. Zino
                                              President


August 1, 1997

                                                                            ----
                                                                               1

--------------------------------------------------------------------------------

Interview with Your Portfolio Manager, Leonard J. Lovito

Q. How did Seligman U.S. Government Securities Series perform in the last six months?
A. In the six-month period ended June 30, 1997, Seligman U.S. Government Securities Series had a total return of 2.14% based on the net asset value of Class A Shares. The Fund's return slightly lagged the 2.61% total return of the Lipper General U.S. Government Fund Index, as we took a more conservative approach, relative to the Fund's peers, by maintaining a shorter-than-average maturity for most of the period.

Q.  Which economic factors affected the Fund's performance?
A. Robust economic growth during the first quarter ignited fears of inflation, which prompted the Federal Reserve Board to raise the federal funds rate by 25 basis points in March. The potential for higher inflation and additional increases in short-term interest rates drove long-term government bond yields higher, and correspondingly, bond prices declined. However, despite fears to the contrary, inflationary indicators remained remarkably tame through the second quarter, and as clearer signs of a moderating economy appeared, bond prices rebounded and long-term yields retreated. The yield on the benchmark 30-year US Treasury bond fell to 6.78% by June 30.

Q.  What was your investment strategy?
A. The Fund kept a shorter-than-average maturity for most of the six-month period, due to the rate of economic growth and the possibility of interest rate increases by the Fed. Additionally, the Fund's weighting in mortgage-backed securities was increased. Mortgage-backed securities provide higher yields and usually outperform Treasury securities in a rising interest rate environment, which was present through mid-April. In the second quarter, as the economy moderated and inflation declined from already low levels, the Fund slightly lengthened maturities in order to take advantage of the falling bond yields and rising bond prices.

Q.  What is the outlook?
A. For bond prices to improve in the remainder of 1997, both economic fundamentals and bond market technicals must remain favorable. Healthy yet moderate economic growth and continued low inflation, combined with falling commodity prices and rising productivity, could restore confidence in the credit markets as we enter a new era of low inflation. Falling budget deficits lead to reduced issuance of Treasury securities, which alters the balance of supply and demand as more capital chases fewer bonds. If this scenario comes to pass, the average maturity of the portfolio would gradually be lengthened to take advantage of rising bond prices.

[photo]
Seligman Taxable Fixed Income Team: (from left) Nicholas Walsh, Susan Egan, (seated)Leonard J. Lovito (Portfolio Manager)


A TEAM APPROACH

Seligman U.S. Government Securities Series is managed by the Seligman
Taxable Fixed Income Team. Leonard J. Lovito, Portfolio Manager, is assisted by seasoned research professionals who are responsible for identifying securities that are backed by the full faith and credit of the US Government that will position the Fund to minimize the negative effects of any sharp rise in interest rates while maximizing current income.

----
2

-------------------------------------------------------------------------------
Performance Overview



INVESTMENT RESULTS PER SHARE

TOTAL RETURNS*
For Periods Ended June 30, 1997

                                                                             AVERAGE ANNUAL
                                                          ---------------------------------------------------
                                                                                                    CLASS D
                                                                                                     SINCE
                                                              ONE           FIVE         10        INCEPTION
                                             SIX MONTHS      YEAR           YEARS       YEARS       9/21/93
                                            ------------- ----------       -------     -------      -------
CLASS A
With Sales Charge                              (2.64)%       0.94%          4.25%        6.29%         n/a
Without Sales Charge                            2.14         5.93           5.28         6.81          n/a
CLASS B
With 5% CDSL                                   (3.55)**       n/a            n/a          n/a          n/a
Without CDSL                                    1.40**        n/a            n/a          n/a          n/a
CLASS D
With 1% CDSL                                    0.61         4.11            n/a          n/a          n/a
Without CDSL                                    1.60         5.11            n/a          n/a         2.85%

LEHMAN BROTHERS GOVERNMENT
BOND INDEX***                                   2.63         7.40           6.98         8.47         5.03+

LIPPER GENERAL U.S.
GOVERNMENT FUND INDEX***                        2.61         7.14           5.65         7.31         4.09+


NET ASSET VALUE                                                   DIVIDEND AND YIELD INFORMATION
                                                                  For Six Months Ended June 30, 1997
              JUNE 30,    DECEMBER 31,
                1997          1996                                              DIVIDENDS#    YIELD++
             ---------- ----------------                                       ------------   -------
CLASS A          $6.66         $6.71                              CLASS A         $0.1890        5.31%
CLASS B           6.67          6.73**                            CLASS B          0.1638        4.80
CLASS D           6.67          6.73                              CLASS D          0.1638        4.80

WEIGHTED AVERAGE MATURITY                      17.2 years


--------------
   * Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase.
     Although the payment of principal and interest with respect to certain long-term securities held in the U.S. Government Securities Series are guaranteed by the US Government or its agencies, the rate of return will vary and the principal value of an investment in the Fund will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
  ** From January 1, 1997, inception date of Class B shares.
 *** The Lehman Brothers Government Bond Index and the Lipper General U.S.
     Government Fund Index are unmanaged indices that assume investment of dividends and do not reflect fees and expenses. Investors cannot invest directly in an index.
   + From September 30, 1993.
  ++ Current yield representing the annualized yield for the 30-day period ended
     June 30, 1997, has been computed in accordance with SEC regulations and will vary.
   # Represents per share amount paid or declared for the six months ended June
     30, 1997.

                                                                            ----
                                                                               3

--------------------------------------------------------------------------------

Performance Overview

GROWTH OF AN ASSUMED $10,000 INVESTMENT IN CLASS A SHARES
June 30, 1987, to June 30, 1997

$9,528*
Initial Amount Invested
$18,412 Total Value
at June 30, 1997

Date            Value
----            -----
6/30/87         9,528
9/30/98         9,070
12/31/87        9,798
3/31/88        10,215
6/30/88        10,314
9/30/88        10,471
12/31/88       10,566
3/31/89        10,580
6/30/89        11,142
9/30/89        11,212
12/31/89       11,544
3/31/90        11,261
6/30/90        11,584
9/30/90        11,651
12/31/90       12,280
3/31/91        12,476
6/30/91        12,656
9/30/91        13,348
12/31/91       14,005
3/31/92        13,706
6/30/92        14,238
9/30/92        14,819
12/31/92       14,815
3/31/93        15,241
6/30/93        15,597
9/30/93        15,972
12/31/93       15,919
3/31/94        15,591
6/30/94        15,342
9/30/94        15,382
12/31/94       15,302
3/31/95        15,858
6/30/95        16,866
9/30/95        17,126
12/31/95       18,079
3/31/96        17,449
6/30/96        17,381
9/30/96        17,601
12/31/96       18,026
3/31/97        17,849
6/30/97        18,412

GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS B SHARES
January 1, 1997+, to June 30, 1997
$10,000
Initial Amount Invested
$10,140** Total Value
at June 30, 1997

Date           Value
----           -----
1/1/97        10,000
3/31/97        9,850
6/30/97       10,140

GROWTH OF AN ASSUMED $10,000
INVESTMENT IN CLASS D SHARES
September 21, 1993+, to June 30, 1997
$10,000
Initial Amount Invested
$11,121 Total Value
at June 30, 1997

Date            Value
----            -----
9/21/93        10,000
12/31/93        9,935
3/31/94         9,694
6/30/94         9,513
9/30/94         9,511
12/31/94        9,434
3/31/95         9,765
6/30/95        10,349
9/30/95        10,502
12/31/95       11,047
3/31/96        10,642
6/30/96        10,580
9/30/96        10,693
12/31/96       10,945
3/31/97        10,802
6/30/97        11,121

These charts reflect the growth of a $10,000 investment for a 10-year period for Class A shares and since inception for Class B and Class D shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

------------------
*  Net of the 4.75% maximum initial sales charge.
** Excludes the effect of the 5% CDSL.
+  Inception date.

----
4

-------------------------------------------------------------------------------
Portfolio of Investments
June 30, 1997





                                                                   PRINCIPAL
                                                                   AMOUNT             VALUE
                                                               ----------------      --------
US TREASURY SECURITIES  48.3%

US Treasury Bonds
   8 3/4%, due 5/15/2020 ........................................   $ 8,000,000    $ 9,710,008
US Treasury Notes:
   8%, due 5/15/2001 ............................................     5,000,000      5,284,380
   6 1/4%, due 7/31/1998 ........................................    10,000,000     10,046,880
                                                                                   -----------
TOTAL US TREASURY SECURITIES (Cost $25,268,125) .................    25,041,268



US GOVERNMENT AGENCY SECURITIES  43.9% (Cost $22,112,570)

Government National Mortgage Association Obligations,
Mortgage-backed Pass-through Certificates:
   7 1/2%, with various maturities from 1/15/2023 to 4/15/2027* ..   22,635,438     22,771,458


REPURCHASE AGREEMENTS  7.4% (Cost $3,834,000)

HSBC Securities Inc., 5%, maturing 7/1/1997 collateralized by:
   $3,681,000 US Treasury Notes 7 1/4%, due 8/15/2004, with a fair
   market value of $3,933,516 ...................................                    3,834,000
                                                                                   -----------

TOTAL INVESTMENTS  99.6% (Cost $51,214,695) .....................                   51,646,726
OTHER ASSETS LESS LIABILITIES 0.4% ..............................                      214,358
                                                                                   -----------
NET ASSETS 100.0% ...............................................                  $51,861,084
                                                                                   ===========

--------------
* Investments in mortgage-backed securities are subject to principal paydowns. As a result of prepayments from refinancing or satisfaction of the underlying mortgage instruments, the average life may be less than the original maturity. This in turn may impact the ultimate yield realized from these securities.
See Notes to Financial Statements.

                                                                            ----
                                                                               5

-------------------------------------------------------------------------------
Statement of Assets and Liabilities
June 30, 1997

ASSETS:
Investments, at value:
  Long-term holdings (cost $47,380,695) ..................  $ 47,812,726
  Short-term holdings (cost $3,834,000) ..................     3,834,000    $ 51,646,726
                                                            ------------
Cash ...................................................................          12,892
Interest receivable ....................................................         543,198
Expenses prepaid to shareholder service agent ..........................          11,065
Receivable for shares of Beneficial Interest sold ......................           6,069
Other ..................................................................          67,197
                                                                            ------------
Total Assets ...........................................................      52,287,147
                                                                            ------------
LIABILITIES:
Payable for shares of Beneficial Interest repurchased ..................         173,597
Dividends payable ......................................................         103,361
Accrued expenses, taxes, and other .....................................         149,105
                                                                            ------------
Total Liabilities ......................................................         426,063
                                                                            ------------
Net Assets .............................................................    $ 51,861,084
                                                                            ============
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par ($.001 par value; unlimited shares authorized; 7,783,636 shares outstanding):
  Class A ..............................................................    $      6,498
  Class B ..............................................................              99
  Class D ..............................................................           1,187
Additional paid-in capital .............................................      67,168,703
Accumulated net realized loss ..........................................     (15,747,434)
Net unrealized appreciation of investments .............................         432,031
                                                                            ------------
Net Assets .............................................................    $ 51,861,084
                                                                            ============
NET ASSET VALUE PER SHARE:
Class A ($43,278,773 / 6,497,595 shares) ...............................           $6.66
                                                                                   =====
Class B ($661,001 / 99,057 shares) .....................................           $6.67
                                                                                   =====
Class D ($7,921,310 / 1,186,984 shares) ................................           $6.67
                                                                                   =====

-----------------
See Notes to Financial Statements.
----
6

-------------------------------------------------------------------------------
Statement of Operations
For the Six Months Ended June 30, 1997

INVESTMENT INCOME:

Interest .........................................................     $ 1,855,001

EXPENSES:
Management fee .....................................   $   132,446
Distribution and service fees ......................        91,971
Shareholder account services .......................        58,658
Registration .......................................        38,448
Shareholder reports and communications .............        18,148
Custody and related services .......................         7,500
Directors' fees and expenses .......................         6,181
Auditing and legal fees ............................         1,944
Miscellaneous ......................................         5,411
                                                        ----------
Total Expenses ...................................................         360,707
                                                                        ----------
Net Investment Income ............................................       1,494,294

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments ...................      (569,520)
Net change in unrealized appreciation of investments       118,236
                                                        ----------
Net Loss on Investments ..........................................        (451,284)
                                                                        ----------
Increase in Net Assets from Operations ...........................      $1,043,010
                                                                        ==========

-----------------
See Notes to Financial Statements.

                                                                            ----
                                                                               7

-------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                             SIX MONTHS
                                                                               ENDED         YEAR ENDED
                                                                           JUNE 30, 1997  DECEMBER 31, 1996
                                                                           -------------  -----------------
OPERATIONS:
Net investment income ...................................................   $ 1,494,294     $ 3,451,825
Net realized loss on investments ........................................      (569,520)       (531,212)
Net change in unrealized appreciation of investments ....................       118,236      (3,266,304)
                                                                             ----------     -----------
Increase (Decrease) in Net Assets from Operations .......................     1,043,010        (345,691)
                                                                             ----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A ..............................................................    (1,274,519)     (2,998,077)
   Class B ..............................................................        (5,173)        --
   Class D ..............................................................      (214,602        (453,748)
                                                                             ----------    ------------
Decrease in Net Assets from Distributions ...............................    (1,494,294)     (3,451,825)
                                                                             ----------    ------------

                                                          SHARES
                                            ---------------------------------
                                              SIX MONTHS
                                                 ENDED          YEAR ENDED
                                            JUNE 30, 1997   DECEMBER 31, 1996
                                            ------------    -----------------
TRANSACTIONS IN SHARES
OF BENEFICIAL INTEREST:*
Net proceeds from sale of shares:
   Class A .............................        174,725         781,071       1,162,488       5,275,155
   Class B .............................         86,068            --           572,363            --
   Class D .............................        110,275         428,534         732,706       2,920,596
Shares issued in payment of dividends:
   Class A .............................        102,698         224,948         683,114       1,522,409
   Class B .............................            560            --             3,726            --
   Class D .............................         21,741          48,704         144,972         329,724
Exchanged from associated Funds:
   Class A .............................        240,941         487,261       1,595,553       3,303,371
   Class B .............................         16,290            --           108,127            --
   Class D .............................        377,005         585,467       2,500,311       3,947,861
                                           ------------    ------------    ------------    ------------
Total ..................................      1,130,303       2,555,985       7,503,360      17,299,116
                                           ------------    ------------    ------------    ------------
Cost of shares repurchased:
   Class A .............................       (578,904)     (1,236,706)     (3,841,419)     (8,375,696)
   Class B .............................         (3,846)           --           (25,766)           --
   Class D .............................       (248,009)       (333,282)     (1,652,027)     (2,247,483)
Exchanged into associated Funds:
   Class A .............................       (426,305)       (972,823)     (2,827,815)     (6,587,848)
   Class B .............................            (15)           --              (103)           --
   Class D .............................       (454,160)       (491,240)     (3,015,870)     (3,360,753)
                                           ------------    ------------    ------------    ------------
Total ..................................     (1,711,239)     (3,034,051)    (11,363,000)    (20,571,780)
                                           ------------    ------------    ------------    ------------
Decrease in Net Assets from Transactions
in Shares of Beneficial Interest .......       (580,936)       (478,066)     (3,859,640)     (3,272,664)
                                           ============    ============    ------------    ------------
Decrease in Net Assets .........................................             (4,310,924)     (7,070,180)
NET ASSETS:
Beginning of period ............................................             56,172,008      63,242,188
                                                                           ------------    ------------
End of Period ..................................................           $ 51,861,084    $ 56,172,008
                                                                           ============    ============

-------------------
* The Fund began offering Class B shares on January 1, 1997.
See Notes to Financial Statements.
----
8

-------------------------------------------------------------------------------
Notes to Financial Statements

1. MULTIPLE CLASSES OF SHARES -- Seligman U.S. Government Securities Series (the "Fund"), a series of Seligman High Income Fund Series, offers three classes of shares. All shares existing prior to September 21, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on January 1, 1997. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months after purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year after purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in US Government and Government agency securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Trustees. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

D. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commerical banks and with broker/dealers deemed to be creditworthy by
    J. & W. Seligman & Co. Incorporated (the "Manager"). Securities received as collateral subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest, at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements' underlying securities to ensure the existence of the proper level of collateral.

E. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1997, distribution and service fees were the only class-specific expenses.

                                                                            ----
                                                                               9

-------------------------------------------------------------------------------

Notes to Financial Statements

F. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of US Government obligations, excluding short-term investments, for the six months ended June 30, 1997, amounted to $43,634,564 and $49,142,517, respectively.

    At June 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $775,776 and $343,745, respectively.

4. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.50% per annum of the Fund's average daily net assets.

    Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $2,788 from sales of Class A shares, after commissions of $22,079 paid to dealers.

    The Fund has an Administration, Shareholder Services and Distribution
Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1997, fees incurred aggregated $47,967, or 0.22% per annum of the average daily net assets of Class A shares.

    Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of share holder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the six months ended June 30, 1997, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $1,037 and $42,967, respectively.

    The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 1997, such charges amounted to $2,603.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser.

-------------------------------------------------------------------------------
Notes to Financial Statements

     In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class
B shares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor, for the six months ended June 30, 1997, was $1,457.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1997, Seligman Services, Inc. received commissions of $563 from the sales of Fund shares. Seligman Services, Inc. also received distribution and service fees of $6,667, pursuant to the Plan.

    Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $58,658 for share holder account services.

    Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

    The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The cost of such fees and interest is included in directors' fees and expenses and the accumulated balance thereof at June 30, 1997, of $42,150 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

5. LOSS CARRYFORWARD -- At December 31, 1996, the Fund had a net loss carryforward for federal income tax purposes of $15,037,132, which is available for offset against future taxable net capital gains, expiring in various amounts through 2004. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.



                                                                            ----
                                                                              11

-------------------------------------------------------------------------------
Financial Highlights


   The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, using average shares outstanding.

   "Total return based on net asset value" measures each Class's performance assuming that investors purchased Fund shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. Total returns for periods of less than one year are not annualized.

                                                                                   CLASS A
                                                     ---------------------------------------------------------------
                                                          SIX
                                                        MONTHS                     YEAR ENDED DECEMBER 31,
                                                         ENDED      ------------------------------------------------
                                                         6/30/97     1996       1995       1994      1993      1992
                                                      ----------    ------     ------     ------    ------    ------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period .............      $6.71        $7.15      $6.47     $7.18      $7.19     $7.30
                                                        -----        -----     ------     -----     ------     -----
Net investment income ............................        .19          .41        .46       .44        .53       .51
Net realized and unrealized investment gain (loss)       (.05)        (.44)       .68      (.71)      (.01)     (.11)
                                                        -----        -----     ------     -----     ------     -----
Increase (Decrease) from Investment
Operations .......................................        .14         (.03)      1.14      (.27)       .52       .40
Dividends paid or declared .......................       (.19)        (.41)      (.46)     (.44)      (.53)     (.51)
                                                        -----        -----     ------     -----     ------     -----
Net Increase (Decrease) in Net Asset Value .......       (.05)        (.44)       .68      (.71)      (.01)     (.11)
                                                        -----        -----     ------     -----     ------     -----
Net Asset Value, End of Period ...................      $6.66        $6.71  $    7.15     $6.47      $7.18     $7.19
                                                        =====        =====      ======    =====      =====     =====

TOTAL RETURN BASED ON NET
ASSET VALUE:                                             2.14%       (0.29)%    18.15%    (3.88)%     7.46%     5.78%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................       1.22%+       1.14%      1.14%     1.10%      1.11%     1.05%
Net investment income to average net assets ......       5.74%+       6.05%      6.71%     6.49%      7.22%     7.17%
Portfolio turnover ...............................      91.39%      175.25%    213.06%   445.18%    170.35%   126.17%
Net Assets, End of Period
(000s omitted) ...................................    $43,279      $46,889    $55,061   $54,714    $69,805   $55,732

-----------------
See footnotes on page 13.


----
12

-------------------------------------------------------------------------------
Financial Highlights


                                                        CLASS B                           CLASS D
                                                      ----------   ----------------------------------------------------
                                                                      SIX
                                                        1/1/97*     MONTHS                                     9/21/93*
                                                          TO         ENDED        YEAR ENDED DECEMBER 31,        TO
                                                        6/30/97     6/30/97     1996        1995       1994    12/31/93
                                                        -------    --------     -----       -----     -----    -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of Period .............      $6.73      $6.73        7.16        $6.48     $7.20    $7.33
                                                        -----      -----       -----        -----     -----    -----
Net investment income ............................        .16        .16         .36          .40       .37      .09
Net realized and unrealized investment gain (loss)       (.06)      (.06)       (.43)         .68      (.72)    (.13)
                                                        -----      -----       -----        -----     -----    -----
Increase (Decrease) from Investment
Operations .......................................        .10        .10        (.07)        1.08      (.35)    (.04)
Dividends paid or declared .......................       (.16)      (.16)       (.36)        (.40)     (.37)    (.09)
                                                        -----      -----       -----        -----     -----    -----
Net Increase (Decrease) in Net Asset Value (.06) .       (.06)      (.06)       (.43)         .68      (.72)    (.13)
                                                        -----      -----       -----        -----     -----    -----
Net Asset Value, End of Period ...................      $6.67      $6.67       $6.73        $7.16     $6.48 $   7.20
                                                        =====      =====       =====        =====     =====    =====

TOTAL RETURN BASED ON NET
ASSET VALUE: .....................................       1.40%      1.60%      (0.92)%      17.10%    (5.05)%  (0.65)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................       2.00%+     2.00%+      1.92%        2.01%     2.22%    2.09%+
Net investment income to average net assets.......       4.96%+     4.96%+      5.27%        5.84%     5.40%    5.28%+
Portfolio turnover ...............................      91.39%     91.39%     175.25%      213.06%   445.18%  170.35%++
Net Assets, End of Period
(000s omitted) ...................................       $661     $7,921      $9,283       $8,181    $6,062   $2,317



---------------------
 *  Commencement of offering of shares.
 +  Annualized.
++  For the year ended December 31, 1993.
See Notes to Financial Statements.

                                                                            ----
                                                                              13

-------------------------------------------------------------------------------
Report of Independent Auditors

The Trustees and Shareholders,
Seligman U.S. Government Securities Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman U.S. Government Securities Series as of June 30, 1997, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1996, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1997, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman U.S. Government Securities Series as of June 30, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP
New York, New York
August 1, 1997


----
14

-------------------------------------------------------------------------------

Trustees

Fred E. Brown
Trustee Emeritus
Director and Consultant, J. & W. Seligman & Co. Incorporated

John R. Galvin 2
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, USLIFE Corporation

Alice S. Ilchman 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation

Betsy S. Michel 2
Director or Trustee, Various Organizations

William C. Morris 1
Chairman
Chairman of the Board, J. & W. Seligman & Co.
   Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3
Director or Trustee, Various Organizations

James N. Whitson 2
Executive Vice President and Director,
   Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company

Brian T. Zino 1
President
President, J. & W. Seligman & Co.  Incorporated
Chairman, Seligman Data Corp.

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Trustee Nominating Committee
                                                                            ----
                                                                              15

-------------------------------------------------------------------------------
Executive Officers


William C. Morris
Chairman

Brian T. Zino
President

Leonard J. Lovito
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary


FOR MORE INFORMATION

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450     Shareholder Services
(800) 445-1777     Retirement Plan Services
(800) 622-4597     24-Hour
                   Automated
                   Telephone
                   Access Service

----
16

-------------------------------------------------------------------------------
Glossary of Financial Terms

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio. The fund generates short-term capital gains when portfolio securities held for less than one year are sold at a profit. The fund generates long-term capital gains when portfolio securities held for one year or more are sold at a profit. Short-term capital gains are taxed as ordinary income. Long-term capital gains are taxed at the federal capital gains rate appropriate to the shareholder's tax bracket.


CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The increase in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. Assuming the same rate of return, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES LOAD (CDSL) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSL expires after a fixed time period).

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of the fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE (OP) -- The price at which a mutual fund's shares can be purchased. The offering price is the current net asset value per share plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as the fund's investment objective and policies, services, investment restrictions, officers and directors, how shares are bought and redeemed, fund fees and other charges, and the fund's financial statements.

SECURITIES AND EXCHANGE COMMISSION (SEC) -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF
ADDITIONAL INFORMATION -- Document that contains updated or more detailed information about a mutual fund and supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.

-------------
Adapted from the Investment Company  Institute's 1996 Mutual Fund Fact Book.

                                                                            ----

-------------------------------------------------------------------------------
                        SELIGMAN FINANCIAL SERVICES, INC.
                                 an affiliate of
                                     [Logo]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of beneficial interest of Seligman U.S. Government Securities Series, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                   TXUSG3 6/97